Van Kampen
Enterprise Fund
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      25

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      32
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -16.85%         -17.17%    -17.20%
------------------------------------------------------------------------------
Six-month total return(2)               -21.61%         -21.30%    -18.03%
------------------------------------------------------------------------------
One-year total return(2)                -37.48%         -37.13%    -34.73%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 8.17%           8.39%      8.63%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                12.33%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.58%          12.05%(3)   11.34%
------------------------------------------------------------------------------
Commencement date                      01/07/54        12/20/91   07/20/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An Investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

[BAR GRAPH]    PORTFOLIO AT A GLANCE

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
Pharmaceuticals                                                             8.20                              12.70
Systems Software                                                            6.70                               5.70
Diversified Financial Services                                              6.60                               6.80
Banks                                                                       5.90                               5.50
Semiconductors                                                              5.60                               2.70


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2001)


1.   MICROSOFT                   4.1%
     Develops and supports a
     range of software products.

2.   INTERNATIONAL BUSINESS
     MACHINES (IBM)              3.5%
     Develops and sells technology
     products, including computers,
     software, networking systems,
     and related services.

3.   GENERAL ELECTRIC            2.7%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

4.   PHILIP MORRIS               2.4%
     Manufactures and sells various
     consumer products.

5.   TYCO INTERNATIONAL          2.2%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

6.   FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                2.2%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families
     in the United States.

7.   WASTE MANAGEMENT            2.0%
     Provides a range of waste management
     services to
     companies and residents.

8.   PFIZER                      1.9%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

9.   CELESTICA                   1.7%
     Manufactures circuits and other
     electronics used in computers
     and communication devices.

10.  AOL TIME WARNER             1.6%
     Provides Internet, cable television
     and other entertainment and media
     services worldwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ENTERPRISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1994 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW DID MARKET FACTORS AFFECT
    FUND PERFORMANCE DURING THE FIRST SIX MONTHS OF 2001?

A   Stock market investors attempted
to balance two competing forces throughout the reporting period--Federal Reserve interest-rate cuts and declining corporate earnings estimates. After poor performance in late 2000, the stock market began 2001 with a bang when the Fed engineered a surprise 0.50 percent rate reduction on the year's second trading day. While many technology and other economically sensitive stocks responded with dramatic gains, defensive stocks with strong fundamentals were left behind. This situation, however, was short-lived. Despite five additional Fed rate cuts during the period, most major market indexes declined overall, as many companies warned that earnings would fall well short of expectations. Before long, investors once again started preferring stocks with strong fundamentals that offered the potential for steady growth.

    In this unpredictable environment, the fund returned -16.85 percent (Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor).

    By comparison, the Standard & Poor's 500 Index returned -6.70 percent, while the Russell 1000(R) Growth Index, which more closely resembles the fund, returned -14.24 percent. The fund's underperformance stemmed largely from an early underweight of technology and consumer discretionary stocks, which outperformed following the Fed's January 3 rate cut.

    The S&P 500 Stock Index is a market-weighted index of 500 widely-held common stocks of companies chosen for market size, liquidity and industry group representation, and the Russell 1000 (R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. These indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   YOU MENTIONED THE FED'S
    SURPRISE RATE REDUCTION IN EARLY JANUARY. WHAT WAS ITS EFFECT ON FUND PERFORMANCE?

A   Ironically, it hindered returns. As
we mentioned, the rate reduction was extremely beneficial for economically sensitive stocks, such as technology stocks. On the day of the rate cut alone, the Nasdaq had its largest percentage gain ever--more than 14 percent--and the S&P 500 rose by a surprising 5 percent.

    The situation was much less favorable for the fund. That's because our stock-selection strategy led us to invest in the types of companies with strong fundamentals and earnings that were holding up in the face of a slowing economy. But after the Fed cut interest rates, investors suddenly started preferring stocks with poor fundamentals but that offered the potential for faster growth. Later in the period, as investors returned to fundamentally strong companies, the fund benefited from continuing to own these stocks. Nevertheless, overall performance was unquestionably hurt by the Fed action and the temporary change in investor sentiment it generated.

Q   IN THIS ENVIRONMENT, WHAT
    WAS YOUR STRATEGY IN MANAGING THE FUND?

A   Regardless of the market climate,
we follow a research-intensive, growth-oriented, bottom-up investment strategy. (In a "bottom-up" strategy, individual stock-selection decisions shape the portfolio. In contrast, a "top-down" investor starts with broader asset allocation decisions, such as how much to invest in a particular industry.) We typically favor growth companies believed to offer a combination of strong business fundamentals at an attractive valuation.

    As the equity markets faltered during the period (due to a deteriorating corporate earnings environment), we sought to moderate the overall risk in the portfolio. Against this backdrop we were attuned to stocks' valuations. Given longer-term historical trends, we believe many stocks have traded at extremely lofty and unreasonable levels--even for growth investors. Indeed, our growth-oriented discipline does not preclude us from being vigilant to stock-price multiples. In this tumultuous environment, many companies face considerable short-term challenges.

Q   IN LIGHT OF THIS STRATEGY,
    HOW DID YOU POSITION THE FUND'S PORTFOLIO?

A   We initially positioned the
portfolio somewhat defensively because of our concern that fundamentals were generally deteriorating. As the period progressed, however, the overall portfolio became slightly more economically sensitive. By period's end, we considered the fund to be neutrally positioned. Accordingly, while we added to the fund's holdings in technology and other economically sensitive stocks, we also maintained the fund's significant weightings in health care, financial and other defensive companies that historically have fared well in a slowing economy.

Q   WHAT WERE SOME STOCKS
    WHOSE PERFORMANCE HELPED FUND RETURNS?

A   Microsoft contributed positively
to results. The company has increased its ability to generate recurring revenues by providing a growing number of subscription-based services. Microsoft also stands to potentially benefit from the upcoming release of a number of widely anticipated new products. Another positive performer for the fund was IBM, which continued to provide investors with relatively solid results even as the fundamentals of other technology companies deteriorated.

    Other investments whose performance helped reduce the negative fund returns included:

- AOL Time Warner. After a long engagement, AOL and Time Warner finally combined in January to form the largest U.S. media company. Investors responded favorably to the conclusion of the deal and to the company's ability to generate recurring revenues.

- Philip Morris. This tobacco giant benefited from an improved litigation environment and a successful initial public offering of its Kraft Foods subsidiary.

- BankOne and Bank of America. The declining interest-rate environment helped these credit-sensitive banks.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WERE YOU DISAPPOINTED IN ANY
    OF THE FUND'S INVESTMENTS?

A   Yes. Three of the fund's weakest
performers were technology companies that are considered the dominant businesses in their respective fields--Cisco, EMC, and Oracle. Even though these companies were richly valued at the start of the reporting period, we thought their strong fundamentals and competitive positions would enable them to weather the economic downturn. It soon became apparent, however, that even these market leaders were vulnerable. While we continue to believe in the long-term prospects of these businesses and still own modest positions in each, we did trim the fund's holdings.

    Other technology stocks that hurt fund performance during the reporting period included Corning (a manufacturer of fiber-optic cabling), Comverse Technology (a developer of telecommunications products such as voicemail and call forwarding) and Rational Software (a software company that sells reusable code).

    Outside the technology sector, fund results were dragged down by investments in companies that underperformed early in the period when defensive investments were out of favor. These included grocery chain Safeway--the fund's third largest holding at the beginning of the reporting period--as well as pharmaceutical stocks Merck, Schering Plough and Pfizer.

Q   WHAT DO YOU SEE AHEAD FOR
    THE MARKET AND THE FUND?

A   For the foreseeable future, we
will continue to manage the fund cautiously, looking for opportunities as they present themselves and positioning the portfolio to take advantage of a potential market conditions shift. With more companies cutting their earnings estimates every day, there is still a great deal of uncertainty in the stock market.

    We are optimistic that the Fed's continued interest-rate cuts may help revive the economy, though when this might happen is unclear. One positive sign is that the Fed has already cut interest rates six times in 2001 and has indicated a willingness to do more if necessary. Historically, stocks have performed well following rate reductions of this magnitude. There is no way to know if this situation will repeat, of course, but the precedent encourages us.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  97.1%
APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc. (a)..............................    571,000   $   24,667,200
                                                                         --------------

APPAREL RETAIL  0.7%
TJX Co., Inc. .............................................    633,000       20,173,710
                                                                         --------------

APPLICATION SOFTWARE  1.8%
Autodesk, Inc. ............................................    190,000        7,087,000
BEA Systems, Inc. (a)......................................    178,000        5,466,380
PeopleSoft, Inc. (a).......................................    326,000       16,048,980
Peregrine Systems, Inc. (a)................................    512,000       14,848,000
Siebel Systems, Inc. (a)...................................    132,000        6,190,800
                                                                         --------------
                                                                             49,641,160
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.4%
Johnson Controls, Inc. ....................................    132,000        9,566,040
                                                                         --------------

BANKS  5.8%
Bank of America Corp. .....................................    631,000       37,878,930
Bank One Corp. ............................................    776,000       27,780,800
FleetBoston Financial Corp. ...............................    366,000       14,438,700
Golden West Financial Corp. ...............................    444,000       28,522,560
J.P. Morgan Chase & Co. ...................................    178,000        7,938,800
Washington Mutual, Inc. ...................................    798,000       29,964,900
Wells Fargo & Co. .........................................    308,000       14,300,440
                                                                         --------------
                                                                            160,825,130
                                                                         --------------
BIOTECHNOLOGY  2.3%
Genzyme Corp. (a)..........................................    426,000       25,986,000
Human Genome Sciences, Inc. (a)............................    159,000        9,579,750
IDEC Pharmaceuticals Corp. (a).............................    158,000       10,695,020
MedImmune, Inc. (a)........................................    349,000       16,472,800
                                                                         --------------
                                                                             62,733,570
                                                                         --------------
BROADCASTING & CABLE TV  0.9%
Comcast Corp., Class A (a).................................    601,000       26,083,400
                                                                         --------------

CASINO & GAMING  0.3%
Harrah's Entertainment, Inc. (a)...........................    246,000        8,683,800
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMPUTER HARDWARE  3.7%
Compaq Computer Corp. .....................................    489,000   $    7,574,610
International Business Machines Corp. .....................    845,000       95,485,000
                                                                         --------------
                                                                            103,059,610
                                                                         --------------
COMPUTERS & ELECTRONIC RETAIL  0.7%
Best Buy Co., Inc. (a).....................................    311,000       19,754,720
                                                                         --------------

CONSUMER DISCRETIONARY  1.7%
Home Depot, Inc. ..........................................    561,000       26,114,550
Wal-Mart Stores, Inc. .....................................    445,000       21,716,000
                                                                         --------------
                                                                             47,830,550
                                                                         --------------
CONSUMER FINANCE  2.2%
Capital One Financial Corp. ...............................    246,000       14,760,000
Countrywide Credit Industries, Inc. .......................    196,000        8,992,480
Household International, Inc. .............................     92,000        6,136,400
MBNA Corp. ................................................    433,000       14,267,350
Providian Financial Corp. .................................    268,000       15,865,600
                                                                         --------------
                                                                             60,021,830
                                                                         --------------
DATA PROCESSING SERVICES  1.4%
First Data Corp. ..........................................    601,000       38,614,250
                                                                         --------------

DEPARTMENT STORES  2.1%
Federated Department Stores, Inc. (a)......................    743,000       31,577,500
Kohl's Corp. (a)...........................................    409,000       25,656,570
                                                                         --------------
                                                                             57,234,070
                                                                         --------------
DIVERSIFIED CHEMICALS  0.5%
PPG Industries, Inc. ......................................    263,000       13,825,910
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  1.0%
Cendant Corp. (a)..........................................  1,381,000       26,929,500
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  6.4%
Citigroup, Inc. ...........................................    792,000       41,849,280
Fannie Mae.................................................    686,000       58,412,900
Freddie Mac................................................    501,000       35,070,000
Lehman Brothers Holdings, Inc. ............................    301,000       23,402,750
Merrill Lynch & Co., Inc. .................................    348,000       20,619,000
                                                                         --------------
                                                                            179,353,930
                                                                         --------------
ELECTRICAL COMPONENTS & EQUIPMENT  1.7%
Celestica, Inc. (Canada) (a)...............................    911,700       46,952,550
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ELECTRIC UTILITIES  1.2%
Calpine Corp. (a)..........................................    175,000   $    6,615,000
Entergy Corp. .............................................    322,000       12,361,580
Reliant Energy, Inc. ......................................    452,000       14,558,920
                                                                         --------------
                                                                             33,535,500
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  4.0%
Sanmina Corp. (a)..........................................  1,419,000       33,218,790
SCI Systems, Inc. (a)......................................  1,481,000       37,765,500
Solectron Corp. (a)........................................    930,000       17,019,000
Tech Data Corp. (a)........................................    438,000       14,611,680
Waters Corp. (a)...........................................    326,000        9,000,860
                                                                         --------------
                                                                            111,615,830
                                                                         --------------
ENVIRONMENTAL SERVICES  2.0%
Waste Management, Inc. ....................................  1,797,000       55,383,540
                                                                         --------------

FINANCIALS  0.8%
American International Group, Inc. ........................    258,000       22,188,000
                                                                         --------------

FOOD RETAIL  0.5%
Kroger Co. (a).............................................    605,000       15,125,000
                                                                         --------------

HEALTH CARE  0.8%
Merck & Co., Inc. .........................................    365,000       23,327,150
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.2%
Cardinal Health, Inc. .....................................    481,500       33,223,500
                                                                         --------------

HEALTH CARE EQUIPMENT  1.1%
Baxter International, Inc. ................................    622,400       30,497,600
                                                                         --------------

HEALTH CARE FACILITIES  1.5%
HCA--The Healthcare Co. ...................................    450,000       20,335,500
Tenet Healthcare Corp. (a).................................    410,000       21,151,900
                                                                         --------------
                                                                             41,487,400
                                                                         --------------
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc. ............................................    198,000       16,929,000
                                                                         --------------

HOME IMPROVEMENT RETAIL  0.3%
Lowe's Co., Inc. ..........................................    125,000        9,068,750
                                                                         --------------

HOTELS  0.9%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........    680,900       25,383,952
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INDUSTRIAL CONGLOMERATES  3.3%
Minnesota Mining & Manufacturing Co. ......................    182,000   $   20,766,200
Mirant Corp. (a)...........................................    370,000       12,728,000
Tyco International Ltd. (Bermuda)..........................  1,083,000       59,023,500
                                                                         --------------
                                                                             92,517,700
                                                                         --------------
INDUSTRIALS  2.6%
General Electric Co. ......................................  1,493,000       72,783,750
                                                                         --------------

INFORMATION TECHNOLOGY  0.5%
EMC Corp. (a)..............................................    324,000        9,412,200
QUALCOMM, Inc. (a).........................................     78,000        4,561,440
                                                                         --------------
                                                                             13,973,640
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Sprint Corp. ..............................................    965,000       20,612,400
                                                                         --------------

INTERNET SOFTWARE & SERVICES  1.5%
AOL Time Warner, Inc. (a)..................................    801,000       42,453,000
                                                                         --------------

IT CONSULTING & SERVICES  2.8%
Affiliated Computer Services, Inc., Class A (a)............    227,000       16,323,570
Check Point Software Technologies Ltd.--ADR (Israel) (a)...    487,000       24,627,590
Electronic Data Systems Corp. .............................    442,000       27,625,000
SunGard Data Systems, Inc. (a).............................    348,000       10,443,480
                                                                         --------------
                                                                             79,019,640
                                                                         --------------
LIFE & HEALTH INSURANCE  0.5%
Torchmark Corp. ...........................................    181,000        7,278,010
UnumProvident Corp. .......................................    241,000        7,740,920
                                                                         --------------
                                                                             15,018,930
                                                                         --------------
MANAGED HEALTH CARE  0.5%
UnitedHealth Group, Inc. ..................................    242,000       14,943,500
                                                                         --------------

MOTORCYCLE MANUFACTURERS  1.1%
Harley-Davidson, Inc. .....................................    665,000       31,308,200
                                                                         --------------

MOVIES & ENTERTAINMENT  1.9%
Metro-Goldwyn-Mayer, Inc. (a)..............................    795,778       18,024,372
Viacom, Inc., Class B (a)..................................    674,000       34,879,500
                                                                         --------------
                                                                             52,903,872
                                                                         --------------
NETWORKING EQUIPMENT  0.2%
Cisco Systems, Inc. (a)....................................    365,000        6,643,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS DRILLING  1.2%
Nabors Industries, Inc. (a)................................    311,000   $   11,569,200
Noble Drilling Corp. (a)...................................    629,000       20,599,750
                                                                         --------------
                                                                             32,168,950
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc. ........................................    791,000       26,498,500
Smith International, Inc. (a)..............................    149,000        8,925,100
                                                                         --------------
                                                                             35,423,600
                                                                         --------------
PHARMACEUTICALS  8.0%
Abbott Laboratories, Inc. .................................    600,000       28,806,000
American Home Products Corp. ..............................    404,100       23,615,604
Bristol-Myers Squibb Co. ..................................    453,000       23,691,900
Eli Lilly & Co. ...........................................    300,000       22,200,000
Forest Laboratories, Inc. (a)..............................    195,000       13,845,000
IVAX Corp. (a).............................................    503,750       19,646,250
Johnson & Johnson..........................................    265,000       13,250,000
Pfizer, Inc. ..............................................  1,275,500       51,083,775
Pharmacia Corp. ...........................................    283,000       13,003,850
Watson Pharmaceuticals Inc. (a)............................    219,000       13,499,160
                                                                         --------------
                                                                            222,641,539
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  0.9%
Allstate Corp. ............................................    368,000       16,188,320
MBIA, Inc. ................................................    153,000        8,519,040
                                                                         --------------
                                                                             24,707,360
                                                                         --------------
RESTAURANTS  1.0%
Darden Restaurants, Inc. ..................................    495,000       13,810,500
Tricon Global Restaurants, Inc. (a)........................    307,000       13,477,300
                                                                         --------------
                                                                             27,287,800
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  1.7%
Applied Materials, Inc. (a)................................    224,000       10,998,400
Lam Research Corp. (a).....................................    510,000       15,121,500
Novellus Systems, Inc. (a).................................    349,000       19,819,710
                                                                         --------------
                                                                             45,939,610
                                                                         --------------
SEMICONDUCTORS  5.5%
Analog Devices, Inc. (a)...................................    912,000       39,444,000
Atmel Corp. (a)............................................    635,000        8,566,150
Integrated Device Technology, Inc. (a).....................    161,000        5,102,090
Intel Corp. ...............................................    575,000       16,818,750
International Rectifier Corp. (a)..........................    353,000       12,037,300
Linear Technology Corp. ...................................    422,000       18,660,840
LSI Logic Corp. (a)........................................    380,000        7,144,000
Micron Technology, Inc. (a)................................    147,000        6,041,700

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SEMICONDUCTORS (CONTINUED)
National Semiconductor Corp. (a)...........................    663,000   $   19,306,560
NVIDIA Corp. (a)...........................................     80,000        7,420,000
Taiwan Semiconductor Mfg Co. Ltd--ADR (Taiwan-Republic of
  China) (a)...............................................    793,800       12,057,822
                                                                         --------------
                                                                            152,599,212
                                                                         --------------
SOFT DRINKS  0.8%
PepsiCo, Inc. .............................................    526,000       23,249,200
                                                                         --------------

SPECIALTY STORES  1.0%
Bed Bath & Beyond, Inc. (a)................................    797,000       24,866,400
Toys R Us, Inc. (a)........................................    160,800        3,979,800
                                                                         --------------
                                                                             28,846,200
                                                                         --------------
SYSTEMS SOFTWARE  6.5%
BMC Software, Inc. (a).....................................    712,000       16,048,480
Computer Associates International, Inc. ...................    538,000       19,368,000
Mercury Interactive Corp. (a)..............................     96,000        5,750,400
Microsoft Corp. (a)........................................  1,511,000      110,303,000
Oracle Corp. (a)...........................................    443,500        8,426,500
Symantec Corp. (a).........................................    272,000       11,883,680
VERITAS Software Corp. (a).................................    157,000       10,445,210
                                                                         --------------
                                                                            182,225,270
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  1.8%
Comverse Technology, Inc. (a)..............................    583,000       33,289,300
Scientific-Atlanta, Inc. ..................................    444,000       18,026,400
                                                                         --------------
                                                                             51,315,700
                                                                         --------------
TOBACCO  2.4%
Philip Morris Cos., Inc. ..................................  1,298,000       65,873,500
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $2,585,252,719)....................................               2,708,171,725
                                                                         --------------

SHORT-TERM INVESTMENTS  2.2%

REPURCHASE AGREEMENT  1.7%
UBS Securities ($47,479,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $47,494,629)............................................       47,479,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.5%
Federal National Mortgage Association Discount Note ($14,000,000 par,
  yielding 4.617%, 07/12/01 maturity).................................       13,980,279
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL SHORT-TERM INVESTMENTS  2.2%
(Cost $61,459,279)....................................................   $   61,459,279
                                                                         --------------

TOTAL INVESTMENTS  99.3%
  (Cost $2,646,711,998)...............................................    2,769,631,004
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%...........................       18,915,284
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,788,546,288
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $2,646,711,998).....................  $2,769,631,004
Receivables:
  Investments Sold..........................................      39,883,208
  Fund Shares Sold..........................................       5,092,558
  Dividends.................................................       1,562,193
  Interest..................................................          10,419
Other.......................................................         301,732
                                                              --------------
    Total Assets............................................   2,816,481,114
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      14,277,204
  Fund Shares Repurchased...................................       9,322,043
  Distributor and Affiliates................................       2,127,392
  Investment Advisory Fee...................................       1,053,714
  Custodian Bank............................................         411,970
Accrued Expenses............................................         418,509
Trustees' Deferred Compensation and Retirement Plans........         323,994
                                                              --------------
    Total Liabilities.......................................      27,934,826
                                                              --------------
NET ASSETS..................................................  $2,788,546,288
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,006,031,444
Net Unrealized Appreciation.................................     122,919,006
Accumulated Net Investment Loss.............................      (6,658,387)
Accumulated Distributions in Excess of Net Realized Gain....    (333,745,775)
                                                              --------------
NET ASSETS..................................................  $2,788,546,288
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,908,709,520 and 135,683,511 shares of
    beneficial interest issued and outstanding).............  $        14.07
    Maximum sales charge (5.75%* of offering price).........             .86
                                                              --------------
    Maximum offering price to public........................  $        14.93
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $779,957,436 and 58,782,799 shares of
    beneficial interest issued and outstanding).............  $        13.27
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $99,879,332 and 7,435,150 shares of
    beneficial interest issued and outstanding).............  $        13.43
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,364)......  $   8,900,146
Interest....................................................      3,105,940
                                                              -------------
    Total Income............................................     12,006,086
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,661,239, $4,183,206 and $530,453,
  respectively).............................................      7,374,898
Investment Advisory Fee.....................................      6,751,001
Shareholder Services........................................      3,360,636
Custody.....................................................        139,119
Legal.......................................................         58,095
Trustees' Fees and Related Expenses.........................         27,253
Other.......................................................        682,130
                                                              -------------
    Total Expenses..........................................     18,393,132
    Less Credits Earned on Cash Balances....................         35,414
                                                              -------------
    Net Expenses............................................     18,357,718
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (6,351,632)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(248,086,712)
  Futures...................................................      6,482,786
                                                              -------------
Net Realized Loss...........................................   (241,603,926)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    459,678,253
  End of the Period.........................................    122,919,006
                                                              -------------
Net Unrealized Depreciation During the Period...............   (336,759,247)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(578,363,173)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(584,714,805)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $   (6,351,632)     $   (21,508,148)
Net Realized Gain/Loss............................    (241,603,926)         303,832,917
Net Unrealized Depreciation During the Period.....    (336,759,247)        (904,556,031)
                                                    --------------      ---------------
Change in Net Assets from Operations..............    (584,714,805)        (622,231,262)
                                                    --------------      ---------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares..................................      (3,049,604)        (308,748,961)
  Class B Shares..................................      (1,374,372)        (134,968,645)
  Class C Shares..................................        (170,049)         (16,956,336)
  Class D Shares..................................             -0-           (1,671,550)
                                                    --------------      ---------------
Total Distributions...............................      (4,594,025)        (462,345,492)
                                                    --------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (589,308,830)      (1,084,576,754)
                                                    --------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     311,036,338        1,968,417,137
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       4,272,801          423,852,348
Cost of Shares Repurchased........................    (346,890,366)      (1,628,073,896)
                                                    --------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     (31,581,227)         764,195,589
                                                    --------------      ---------------
TOTAL DECREASE IN NET ASSETS......................    (620,890,057)        (320,381,165)
NET ASSETS:
Beginning of the Period...........................   3,409,436,345        3,729,817,510
                                                    --------------      ---------------
End of the Period (Including accumulated net
  investment loss of $6,658,387 and $306,755,
  respectively)...................................  $2,788,546,288      $ 3,409,436,345
                                                    ==============      ===============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                    YEAR ENDED DECEMBER 31,
CLASS A SHARES                JUNE 30,    ----------------------------------------------------
                                2001        2000       1999       1998       1997       1996
                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD..............  $  16.95    $  22.77   $  20.63   $  17.41   $  15.12   $  13.07
                              --------    --------   --------   --------   --------   --------
 Net Investment
   Income/Loss..............      (.02)       (.08)      (.03)       .06        .09        .09
 Net Realized and Unrealized
   Gain/Loss................     (2.84)      (3.17)      5.20       3.98       4.11       2.94
                              --------    --------   --------   --------   --------   --------
Total from Investment
 Operations.................     (2.86)      (3.25)      5.17       4.04       4.20       3.03
                              --------    --------   --------   --------   --------   --------
Less:
 Distributions from and in
   Excess of Net Investment
   Income...................       -0-         -0-        -0-        .05        .06        .08
 Distributions from and in
   Excess of Net Realized
   Gain.....................       .02        2.57       3.03        .77       1.85        .90
                              --------    --------   --------   --------   --------   --------
Total Distributions.........       .02        2.57       3.03        .82       1.91        .98
                              --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD.....................  $  14.07    $  16.95   $  22.77   $  20.63   $  17.41   $  15.12
                              ========    ========   ========   ========   ========   ========

Total Return (a)............   -16.85%*    -14.98%     26.56%     23.56%     28.55%     23.48%
Net Assets at End of the
 Period (In millions).......  $1,908.7    $2,293.4   $2,591.1   $2,137.4   $1,706.1   $1,276.9
Ratio of Expenses to Average
 Net Assets (b).............     1.01%        .89%       .91%       .94%       .93%      1.01%
Ratio of Net Investment
 Income/Loss to Average Net
 Assets (b).................     (.19%)      (.30%)     (.13%)      .32%       .54%       .60%
Portfolio Turnover..........       60%*       117%       111%        72%        73%       110%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                  YEAR ENDED DECEMBER 31,
CLASS B SHARES                 JUNE 30,    ------------------------------------------------
                                 2001      2000 (C)     1999     1998 (C)    1997     1996
                              -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $ 16.05     $ 21.88    $  20.07    $17.06    $14.91   $12.94
                               -------     -------    --------    ------    ------   ------
  Net Investment Loss........     (.07)       (.23)       (.15)     (.09)     (.02)    (.01)
  Net Realized and Unrealized
    Gain/Loss................    (2.69)      (3.03)       4.99      3.88      4.02     2.88
                               -------     -------    --------    ------    ------   ------
Total from Investment
  Operations.................    (2.76)      (3.26)       4.84      3.79      4.00     2.87
Less Distributions from and
  in Excess of Net Realized
  Gain.......................      .02        2.57        3.03       .78      1.85      .90
                               -------     -------    --------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $ 13.27     $ 16.05    $  21.88    $20.07    $17.06   $14.91
                               =======     =======    ========    ======    ======   ======

Total Return (a).............  -17.17%*    -15.65%      25.54%    22.65%    27.50%   22.48%
Net Assets at End of the
  Period (In millions).......  $ 780.0     $ 976.5    $1,020.8    $816.3    $542.2   $305.6
Ratio of Expenses to Average
  Net Assets (b).............    1.76%       1.67%       1.67%     1.74%     1.75%    1.82%
Ratio of Net Investment Loss
  to Average Net Assets
  (b)........................    (.94%)     (1.09%)      (.91%)    (.49%)    (.29%)   (.21%)
Portfolio Turnover...........      60%*       117%        111%       72%       73%     110%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                 YEAR ENDED DECEMBER 31,
CLASS C SHARES                  JUNE 30,    ----------------------------------------------
                                  2001      2000 (C)    1999    1998 (C)    1997     1996
                               -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 16.25     $ 22.09    $20.24    $17.19    $15.01   $13.01
                                -------     -------    ------    ------    ------   ------
  Net Investment Loss.........     (.07)       (.21)     (.14)     (.09)     (.02)    (.01)
  Net Realized and Unrealized
    Gain/Loss.................    (2.73)      (3.06)     5.02      3.91      4.05     2.91
                                -------     -------    ------    ------    ------   ------
Total from Investment
  Operations..................    (2.80)      (3.27)     4.88      3.82      4.03     2.90
Less Distributions from and in
  Excess of Net Realized
  Gain........................      .02        2.57      3.03       .77      1.85      .90
                                -------     -------    ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $ 13.43     $ 16.25    $22.09    $20.24    $17.19   $15.01
                                =======     =======    ======    ======    ======   ======

Total Return (a)..............  -17.20%*    -15.54%    25.59%    22.65%    27.51%   22.60%
Net Assets at End of the
  Period (In millions)........  $  99.9     $ 124.2    $117.9    $ 86.0    $ 56.9   $ 30.4
Ratio of Expenses to Average
  Net Assets (b) (d)..........    1.75%       1.55%     1.68%     1.74%     1.75%    1.82%
Ratio of Net Investment Loss
  to Average Net Assets (b)...    (.94%)      (.96%)    (.90%)    (.48%)    (.29%)   (.22%)
Portfolio Turnover............      60%*       117%      111%       72%       73%     110%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and July 20, 1993, respectively. On February 16, 2001, all Class D shareholders redeemed their shares. The Fund will no longer offer Class D Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $2,669,316,081; the aggregate gross unrealized appreciation is $264,095,134 and the aggregate gross unrealized depreciation is $163,780,211, resulting in net unrealized appreciation on long- and short-term investments of $100,314,923.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $35,414 a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       0.50%
Next $1 billion.............................................       0.45%
Next $1 billion.............................................       0.40%
Over $3 billion.............................................       0.35%

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $58,100 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $97,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $2,739,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $213,649 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $88,866.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $1,878,688,890, $993,523,879, $133,818,675, and $-0- for Classes A, B, C, and D, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                             SHARES           VALUE
Sales:
  Class A................................................   12,862,622    $ 192,216,503
  Class B................................................    7,320,940      103,973,778
  Class C................................................      967,785       13,957,205
  Class D................................................       55,920          888,852
                                                           -----------    -------------
Total Sales..............................................   21,207,267    $ 311,036,338
                                                           ===========    =============
Dividend Reinvestment:
  Class A................................................      216,523    $   2,801,803
  Class B................................................      107,056        1,310,367
  Class C................................................       12,965          160,631
  Class D................................................          -0-              -0-
                                                           -----------    -------------
Total Dividend Reinvestment..............................      336,544    $   4,272,801
                                                           ===========    =============
Repurchases:
  Class A................................................  (12,681,222)   $(185,298,584)
  Class B................................................   (9,474,020)    (129,755,778)
  Class C................................................   (1,190,612)     (16,683,479)
  Class D................................................     (963,315)     (15,152,525)
                                                           -----------    -------------
Total Repurchases........................................  (24,309,169)   $(346,890,366)
                                                           ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $1,865,509,880, $1,016,513,327,
$136,197,121, and $19,392,343 for Classes A, B, C, and D, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                           SHARES            VALUE
Sales:
  Class A..............................................   55,557,220    $ 1,266,923,334
  Class B..............................................   27,584,791        598,997,640
  Class C..............................................    3,797,509         83,953,133
  Class D..............................................      847,079         18,543,030
                                                         -----------    ---------------
Total Sales............................................   87,786,599    $ 1,968,417,137
                                                         ===========    ===============
Dividend Reinvestment:
  Class A..............................................   15,275,112    $   278,089,874
  Class B..............................................    7,457,686        128,436,966
  Class C..............................................      900,075         15,653,958
  Class D..............................................       98,211          1,671,550
                                                         -----------    ---------------
Total Dividend Reinvestment............................   23,731,084    $   423,852,348
                                                         ===========    ===============
Repurchases:
  Class A..............................................  (49,318,746)   $(1,123,187,700)
  Class B..............................................  (20,857,438)      (452,215,072)
  Class C..............................................   (2,389,313)       (51,945,692)
  Class D..............................................      (37,895)          (725,432)
                                                         -----------    ---------------
Total Repurchases......................................  (72,603,392)   $(1,628,073,896)
                                                         ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2001 and the year ended December 31, 2000, 1,588,856 and 3,320,585, Class B Shares automatically converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001 and the year ended December 31, 2000, no

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   5.00%           1.00%
Second......................................................   4.00%            None
Third.......................................................   3.00%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth and Thereafter........................................    None            None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $638,900 and CDSC on redeemed shares of Class B and C of approximately $865,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,726,734,715, and $1,707,312,583, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 2001 were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................       -0-
Futures Opened..............................................       370
Futures Closed..............................................      (370)
                                                                  ----
Outstanding at June 30, 2001................................       -0-
                                                                  ====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $3,554,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of $166,700.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

          Van Kampen Funds Inc.
          1 Parkview Plaza, P.O. Box 5555
          Oakbrook Terrace, IL 60181-5555
          www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
12, 112, 212                                3534H01-AP-8/01
ENT SAR 8/01